Exhibit 10.27.17

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

NINETEENTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Nineteenth Amendment to the United Express Agreement (this “Amendment”) is dated as of September 30, 2021 (the “Nineteenth Amendment Effective Date”), by and among UNITED AIRLINES, INC., a Delaware corporation, (“United”), REPUBLIC AIRWAYS INC., an Indiana corporation (“Contractor”), and REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (“Republic” and, together with United and Contractor, the “parties”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (together with all amendments thereto, the “Agreement”) (the parties acknowledge that amendments 2, 3 and 9 are intentionally omitted);

WHEREAS, concurrently with the execution and delivery of this Amendment, each party is also entering into that certain Capacity Purchase Agreement dated of even date herewith for the provision of regional airline services thereunder as to Embraer 175 aircraft (the “E175 CPA”), with the intent that, from and after the execution and delivery of this Amendment and the E175 CPA, the Agreement shall solely govern the performance by Contractor for United of regional airline services utilizing Embraer 170 aircraft and the E175 CPA shall solely govern the performance by Contractor for United of regional airline services utilizing Embraer 175 aircraft;

WHEREAS, certain terms and conditions contained in the E175 CPA are intended by the parties to be incorporated into the Agreement, in each case pursuant to the express terms and conditions set out below in this Amendment;

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement;

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows, in all cases effective as of the Nineteenth Amendment Effective Date:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement or other written agreements by and between the parties as noted.

II.	SCOPE, TERM, and CONDITIONS

A.

Article IV.C of the Agreement is deleted in its entirety and replaced with the following: “The parties acknowledge and agree that scheduling for Contractor’s United Express Services utilizing Embraer 170 aircraft (but not any other aircraft) under this Agreement shall be conducted pursuant to the scheduling requirements set out in Sections 2.01 and 2.09 of that certain Capacity Purchase Agreement dated as of September 30, 2021 by and among United, Contractor and Republic for the operation of Embraer 175 aircraft (the “E175 CPA”), together with all other provisions of the E175 CPA necessary to give meaning to the applicable provisions in such Sections 2.01 and 2.09 [***], in each case mutatis mutandis.”

B.

Article VIII of the Agreement is deleted in its entirety and replaced with the following: “The parties acknowledge and agree that payments under this Agreement as to Contractor’s United Express Services utilizing Embraer 170 aircraft (but not any other aircraft) shall be made pursuant to the rates set out on Appendix E (as amended by the Nineteenth Amendment) and otherwise pursuant to the applicable provisions of Article III and Schedule 3 of the E175 CPA, including the incentive provisions set forth therein, in each case mutatis mutandis.”

C.

Article XXVI of the Agreement is deleted in its entirety and replaced with the following: “The parties acknowledge and agree that the provisions regarding Force Majeure set out in Section 10.27 of the E175 CPA are incorporated by reference into this Agreement, mutatis mutandis.”

D.	Appendix B of the Agreement is hereby [***].

E.	Appendix E of the Agreement is hereby [***].

F.

Appendix K of this Agreement is hereby amended and restated in its entirety with the following: “The parties acknowledge and agree that the provisions set out in Exhibit R (Reasonable Operating Constraints) of the E175 CPA are incorporated herein by reference, mutatis mutandis.”

III.	MISCELLANEOUS.

Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall constitute a single integrated agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

UNITED AIRLINES, INC.		Republic Airways Holdings Inc. consents to the foregoing Amendment and agrees that its guaranty of the Agreement shall apply to the Agreement (as amended by this Amendment)
By:	/s/ Gerald Laderman
Name: Gerald Laderman
TTitle: EVP and CFO

REPUBLIC AIRWAYS HOLDINGS INC.

		By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP and CFO

REPUBLIC AIRWAYS INC.

By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP and CFO

Attachment 1

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Attachment 2

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